Exhibit 99.1
NEWS RELEASE

Contact:	David Kimichik	Tripp Sullivan
	Chief Financial Officer	Corporate Communications, Inc.
	(972) 490-9600	(615) 254-7318
ASHFORD HOSPITALITY TRUST REPORTS SECOND QUARTER RESULTS
DALLAS — (August 5, 2009) — Ashford Hospitality Trust, Inc. (NYSE:AHT) today reported the following results and performance measures for the second quarter ended June 30, 2009. The proforma performance measurements for Occupancy, Average Daily Rate (ADR), revenue per available room (RevPAR), and Hotel Operating Profit (or Hotel EBITDA) include the Company’s 103 hotels owned and included in continuing operations as of June 30, 2009. Unless otherwise stated, all reported results compare the second quarter ended June 30, 2009, with the second quarter ended June 30, 2008, and include the impact of non-cash impairment charges (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.
FINANCIAL HIGHLIGHTS AND LIQUIDITY
•	Corporate unrestricted available cash at the end of the quarter was $236.6 million

•	Total revenue decreased 21.7% to $239.9 million from $306.5 million

•	Net loss to common shareholders was $165.9 million or $2.34 per share

•	Excluding the impairment charges as well as the unrealized loss on our swap, net loss available to common shareholders was $9.2 million, or $0.13 per diluted share, compared with a net income of $17.5 million, or $0.15 per diluted share, in the prior-year quarter

•	Adjusted funds from operations (AFFO) was $0.31 per diluted share

•	Cash available for distribution (CAD) was $0.22 per diluted share

•	Fixed charge ratio was 1.63x under the senior credit facility covenant versus required minimum of 1.25x

•	Repurchased 5.7 million common shares in the quarter for a total of $17.7 million

•	Capex invested in the quarter totaled $13.7 million
IMPAIRMENT CHARGES
On June 15, 2009, the Company received notice that Extended Stay Hotels LLC (“ESH”) was seeking Chapter 11 bankruptcy protection from its creditors. The Company holds a $164 million par value mezzanine loan participation that is secured by interests in 681 hotels held by Extended Stay, which was initially scheduled to mature June 12, 2009, with three 1-year renewal options. Prior to Extended Stay’s bankruptcy filing, all payments on this loan were current; however, the Company anticipates that Extended Stay, through its bankruptcy filing, may attempt to impose a plan of reorganization that eliminates the Company’s and all the other mezzanine creditors’ investment. Accordingly, the Company has elected to write off the full amount of its investment, $109.4 million as of June 30, 2009, resulting in a non-cash impairment charge of $1.18 per diluted share, in the second quarter of 2009. The cash impact to the Company of this write-off with current LIBOR is less than $5.5 million per year. The Company is a member of the ESH creditors’ committee.
During the second quarter of 2009, the Company also elected to write off one-half of the full amount of its $18.2 million first mortgage participation in the Four Seasons Nevis, the full amount of its $4.0 million mezzanine loan secured by interests in the Sheraton Dallas and the full amount of its $7.0 million mezzanine loan secured by interests in the Le Meridien Dallas. These three write off’s resulted in a non-cash impairment charge of $20.1 million, or $0.22 per diluted share, in the second quarter of 2009.
In June 2009, the Company notified the servicer, who administers the $29.1 million first mortgage on the Company’s Hyatt Regency Dearborn, that the Company would not make its June loan payment and would fully cooperate with the lender for a consensual forclosure or a deed in favor of lender in lieu of foreclosure. As a result, the company took a non-cash impairment charge of $10.9 million,
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14185 Dallas Parkway, Suite 1100, Dallas, TX 75254            Phone: (972) 490-9600

AHT Announces Second Quarter Results

August 5, 2009
or $0.12 per diluted share, in the second quarter of 2009.
In summary the Company took impairments totaling $140.3 million in the second quarter. Looking ahead with RevPAR at historically low levels on a comparative basis and the current general operating environment for hotels, more write downs are possible.
CAPITAL STRUCTURE
On June 8, 2009, the Company extended its $55.0 million first mortgage loan secured by the JW Marriott San Francisco to March 2011 with two 1-year extensions remaining with the final maturity March 2013 and paid down the loan balance by $2.5 million.
At June 30, 2009, the Company’s net debt to total gross assets (defined by the corporate credit facility) was 57.3%. As of June 30, 2009, the Company had $2.8 billion of gross debt with a blended average interest rate of 3.3% (including the benefit of the swap and flooridors). Including its $1.8 billion interest rate swap, 97% of the Company’s debt is variable-rate debt. The Company’s weighted average debt maturity including extension options is 5.5 years.
On July 1, 2009, the Company purchased two, one-year “flooridors.” The first flooridor, which is for a notional amount of $1.8 billion, is for the period commencing December 14, 2009 and ending December 13, 2010. Under this flooridor, the counterparty will make payments to the Company when LIBOR is below 1.75% but only down to LIBOR of 1.25% such that the counterparty’s liability is capped at LIBOR of 1.25%.
The second flooridor, which is also for a notional amount of $1.8 billion, is for the period commencing December 13, 2010, and ending December 13, 2011. Under this flooridor, the counterparty will make payments to the Operating Partnership when LIBOR is below 2.75% but only down to LIBOR of 0.50% such that the counterparty’s liability is capped at LIBOR of 0.50%.
The Company paid a total of $22.3 million in upfront costs for the two flooridors and has no further liability under the flooridors to the counterparties.
The Company has no debt maturing in 2009 and $104.1 million due in 2010, of which $29.1 million is secured by the Hyatt Regency Dearborn, Michigan. The Company is currently actively seeking to refinance the $75 million loan due next year which is secured by the Embassy Suites Arlington, Virginia, the Embassy Suites Orlando, Florida, the Embassy Suites Santa Clara, California and the Hilton Rye Town, New York.
PORTFOLIO REVPAR
As of June 30, 2009, the Company had a portfolio of direct hotel investments consisting of 103 properties classified in continuing operations. During the second quarter, 101 of the hotels included in continuing operations were not under renovation. The Company believes reporting its operating metrics for continuing operations on a proforma total basis (all 103 hotels) and proforma not-under-renovation basis (101 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its direct hotel portfolio. The Company’s reporting by region and brand includes the results of all 103 hotels in continuing operations. Details of each category are provided in the tables attached to this release.
•	Proforma RevPAR decreased 20.6% for hotels not under renovation on a 10.9% decrease in ADR to $129.87 and an 844-basis point decline in occupancy

•	Proforma RevPAR decreased 21.0% for all hotels on a 11.1% decrease in ADR to $129.83 and an 859-basis point decline in occupancy

•	Proforma RevPAR Yield Index increased 140-basis points for all hotels to 118.9%
HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
For the 101 hotels as of June 30, 2009, that were not under renovation, Proforma Hotel EBITDA decreased 35.8% to $61.3 million. Proforma Hotel EBITDA margin (expressed as a percentage of Total Hotel Revenue) declined 599 basis points to 26.1%. For all 103 hotels included in continuing operations as of June 30, 2009,
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AHT Announces Second Quarter Results

August 5, 2009
Proforma Hotel EBITDA decreased 36.6% to $62.1 million and Hotel EBITDA margin decreased 612 basis points to 25.7%.
Ashford believes year-over-year Hotel EBITDA and Hotel EBITDA margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio and its active capital recycling, to help investors better understand this seasonality, the Company provides quarterly detail on its Proforma Hotel EBITDA and Proforma Hotel EBITDA margin for the current and certain prior-year periods based upon the number of core hotels in the portfolio as of the end of the current period. As Ashford’s portfolio mix changes from time to time, so will the seasonality for Proforma Hotel EBITDA and Proforma Hotel EBITDA margin. The details of the quarterly calculations for the previous four quarters for the current portfolio of 103 hotels included in continuing operations are provided in the tables attached to this release.
Monty J. Bennett, Chief Executive Officer, commented, “Every decision we make is based on our primary goals of long-term sustainability and enhanced long-term shareholder value. The ongoing decline of the lodging market dictates disciplined capital allocation to ensure actions taken in this environment today will enhance the Company’s future. We believe our capital allocation, asset management strategies and disciplined stock buyback strategy, which are in some cases different than the capital market philosophy prevalent today, will best position us to achieve our goal over the long term.”
INVESTOR CONFERENCE CALL AND SIMULCAST
Ashford Hospitality Trust, Inc. will conduct a conference call on Thursday, August 6, 2009, at 11 a.m. ET. The number to call for this interactive teleconference is (212) 231-2908. A replay of the conference call will be available through August 13, 2009, by dialing (402) 977-9140 and entering the confirmation number, 21428096.
The Company will also provide an online simulcast and rebroadcast of its second quarter 2009 earnings release conference call. The live broadcast of Ashford’s quarterly conference call will be available online at the Company’s website at www.ahtreit.com on Thursday, August 6, 2009, beginning at 11:00 a.m. ET. The online replay will follow shortly after the call and continue for approximately one year. A direct link to the live broadcast can be found at: http://www.videonewswire.com/event.asp?id=59525.
Substantially all of our non-current assets consist of real estate investments and debt investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company’s operations. These supplemental measures include FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD. FFO is computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or that interpret the NAREIT definition differently than us. Neither FFO, AFFO, EBITDA, Hotel Operating Profit, nor CAD represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, Hotel Operating Profit, and CAD to be meaningful measures of a REIT’s performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.
* * * * *
Ashford Hospitality Trust is a self-administered real estate investment trust focused on investing in the hospitality industry across all segments and at all levels of the capital structure, including direct hotel investments, second mortgages, mezzanine loans and sale-leaseback transactions. Additional information can
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AHT Announces Second Quarter Results

August 5, 2009
be found on the Company’s web site at www.ahtreit.com.
Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, the timing for closing, the impact of the transaction on our business and future financial condition, our business and investment strategy, our understanding of our competition and current market trends and opportunities and projected capital expenditures. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Ashford’s control.
These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Ashford’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property’s annual net operating income by the purchase price. Net operating income is the property’s funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Funds from operations (“FFO”), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”) in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains (or losses) from sales or properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures.
The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.
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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)

	June 30,	December 31,
	2009	2008
	(Unaudited)
ASSETS
Investment in hotel properties, net	$3,509,856	$3,568,215
Cash and cash equivalents	236,577	241,597
Restricted cash	67,283	69,806
Accounts receivable, net	43,088	41,110
Inventories	3,281	3,341
Notes receivable	86,395	212,815
Investment in unconsolidated joint venture	19,888	19,122
Deferred costs, net	21,427	24,211
Prepaid expenses	17,818	12,903
Interest rate derivatives	77,657	88,603
Other assets	5,340	6,766
Intangible assets, net	3,033	3,077
Due from third-party hotel managers	49,127	48,116

Total assets	$4,140,770	$4,339,682

LIABILITIES AND EQUITY
Liabilities
Indebtedness	$2,803,383	$2,790,364
Capital leases payable	125	207
Accounts payable and accrued expenses	107,975	93,476
Dividends payable	5,527	6,285
Unfavorable management contract liabilities	19,821	20,950
Due to related parties	1,040	2,378
Due to third-party hotel managers	4,287	3,855
Other liabilities	7,981	8,124

Total liabilities	2,950,139	2,925,639

Series B-1 Cumulative Convertible Redeemable Preferred stock, 7,447,865 issued and outstanding	75,000	75,000
Redeemable noncontrolling interests in operating partnership	85,433	107,469

Equity:
Shareholders’ equity of the Company —
Preferred stock, $0.01 par value, 50,000,000 shares authorized:
Series A Cumulative Preferred Stock, 1,487,900 shares and 2,185,000 shares issued and outstanding at June 30, 2009 and December 31, 2008	15	22
Series D Cumulative Preferred Stock, 5,666,797 shares and 6,394,347 shares issued and outstanding at June 30, 2009 and December 31, 2008	57	64
Common stock, $0.01 par value, 200,000,000 shares authorized, 122,748,859 shares issued, 70,194,803 shares and 86,555,149 shares outstanding at June 30, 2009 and December 31, 2008	1,227	1,227
Additional paid-in capital	1,433,420	1,450,146
Accumulated other comprehensive loss	(771)	(860)
Accumulated deficit	(283,845)	(124,782)
Treasury stock, at cost (52,554,056 shares and 36,193,710 shares at June 30, 2009 and December 31, 2008)	(139,181)	(113,598)

Total shareholders’ equity of the Company	1,010,922	1,212,219
Noncontrolling interests in consolidated joint ventures	19,276	19,355

Total equity	1,030,198	1,231,574

Total liabilities and equity	$4,140,770	$4,339,682

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
	(Unaudited)
REVENUE
Rooms	$176,405	$223,915	$349,159	$433,408
Food and beverage	47,850	63,410	95,234	122,009
Rental income from operating leases	1,405	1,526	2,594	2,873
Other	11,663	13,522	23,642	26,321

Total hotel revenue	237,323	302,373	470,629	584,611
Interest income from notes receivable	2,421	3,216	8,636	6,471
Asset management fees and other	205	921	379	1,443

Total Revenue	239,949	306,510	479,644	592,525

EXPENSES
Hotel operating expenses
Rooms	40,607	47,840	79,747	93,272
Food and beverage	33,527	43,196	67,535	84,769
Other direct	6,439	7,447	12,621	14,492
Indirect	69,712	79,456	138,259	158,294
Management fees	9,333	11,796	18,584	23,037

Total hotel expenses	159,618	189,735	316,746	373,864
Property taxes, insurance, and other	16,189	16,234	30,579	30,858
Depreciation and amortization	38,573	39,013	79,992	81,999
Impairment charges	140,327	—	140,327	—
Corporate general and administrative:
Stock-based compensation	1,201	1,860	2,757	3,469
Other general and administrative	5,710	6,505	11,000	12,600

Total Operating Expenses	361,618	253,347	581,401	502,790

OPERATING INCOME (LOSS)	(121,669)	53,163	(101,757)	89,735
Equity in earnings of unconsolidated joint venture	617	1,287	1,221	1,813
Interest income	92	351	197	897
Other income	11,214	2,569	21,912	2,865
Interest expense	(34,586)	(36,393)	(69,076)	(73,566)
Amortization of loan costs	(1,984)	(1,638)	(4,042)	(3,334)
Write-off of loan costs, premiums and exit fees	—	—	930	—
Unrealized loss on derivatives	(37,723)	(55,438)	(19,691)	(51,389)

LOSS FROM CONTINUING OPERATIONS BEFORE INCOME TAXES AND REDEEMABLE NONCONTROLLING INTERESTS	(184,039)	(36,099)	(170,306)	(32,979)
Income tax expense	(172)	(319)	(393)	(657)
Loss from continuing operations attributable to redeemable noncontrolling interests in operating partnership	22,702	3,059	21,144	2,729

LOSS FROM CONTINUING OPERATIONS	(161,509)	(33,359)	(149,555)	(30,907)
Income from discontinued operations attributable to controlling interests	—	9,572	—	13,372

NET LOSS	(161,509)	(23,787)	(149,555)	(17,535)
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	450	(2,717)	153	(2,784)

NET LOSS ATTRIBUTABLE TO THE COMPANY	(161,059)	(26,504)	(149,402)	(20,319)
Preferred dividends	(4,831)	(7,018)	(9,661)	(14,036)

NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(165,890)	$(33,522)	$(159,063)	$(34,355)

INCOME (LOSS) PER SHARE — Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$(2.34)	$(0.36)	$(2.10)	$(0.40)
Income from discontinued operations attributable to common shareholders	—	0.08	—	0.11

Net loss attributable to common shareholders	$(2.34)	$(0.28)	$(2.10)	$(0.29)

Weighted average common shares outstanding — basic and diluted	70,882	118,911	75,685	118,870

Amounts attributable to common shareholders:
Loss from continuing operations, net of tax	$(161,059)	$(36,076)	$(149,402)	$(33,691)
Income from discontinued operations, net of tax	—	9,572	—	13,372
Preferred dividends	(4,831)	(7,018)	(9,661)	(14,036)

Net loss attributable to common shareholders	$(165,890)	$(33,522)	$(159,063)	$(34,355)

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME TO EBITDA
(in thousands, except per share amounts and ratios)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
		(Unaudited)
Net loss	$(161,509)	$(23,787)	$(149,555)	$(17,535)
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	450	(2,717)	153	(2,784)

Net loss attributable to the Company	(161,059)	(26,504)	(149,402)	(20,319)
Interest income	(91)	(351)	(191)	(897)
Interest expense and amortization of loan costs	36,090	39,148	72,162	79,738
Depreciation and amortization	37,783	41,203	78,426	87,528
Net loss attributable to noncontrolling interests in operating partnership	(22,702)	(2,225)	(21,144)	(1,594)
Income tax expense	172	528	393	938

EBITDA	(109,807)	51,799	(19,756)	145,394
Amortization of unfavorable management contract liabilities	(564)	(564)	(1,129)	(1,129)
Gain on sale of properties, net of related income taxes	—	(6,015)	—	(6,903)
Write-off of loan costs, premiums and exit fees (1)	—	515	(930)	(1,347)
Impairment charges	140,327	—	140,327	—
Unrealized loss on derivatives	37,723	55,438	19,691	51,389

Adjusted EBITDA	$67,679	$101,173	$138,203	$187,404

RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS (“FFO”)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
		(Unaudited)
Net loss	$(161,509)	$(23,787)	$(149,555)	$(17,535)
Loss (income) from consolidated joint ventures attributable to noncontrolling interests	450	(2,717)	153	(2,784)
Preferred dividends	(4,831)	(7,018)	(9,661)	(14,036)

Net loss attributable to common shareholders	(165,890)	(33,522)	(159,063)	(34,355)
Depreciation and amortization on real estate	37,713	41,443	78,279	86,742
Gain on sales of hotel properties, net of related income taxes	—	(6,015)	—	(6,903)
Net loss attributable to noncontrolling interests in operating partnership	(22,702)	(2,225)	(21,144)	(1,594)

FFO available to common shareholders	(150,879)	(319)	(101,928)	43,890
Dividends on convertible preferred stock	1,043	1,564	2,085	3,128
Write-off of loan costs, premiums and exit fees (1)	—	515	(930)	(1,347)
Impairment charges	140,327	—	140,327	—
Unrealized loss on derivatives	37,723	55,438	19,691	51,389

Adjusted FFO	$28,214	$57,198	$59,245	$97,060

Adjusted FFO per diluted share available to common shareholders	$0.31	$0.41	$0.61	$0.69

Weighted average diluted shares	92,284	140,757	96,829	140,250

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the six months ended June 30, 2009 and $2,086 for the sale of a hotel property for the six months ended June 30, 2008.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
CASH AVAILABLE FOR DISTRIBUTION (“CAD”)
(in thousands, except per share amounts)
(Unaudited)

	Three Months		Three Months		Six Months		Six Months
	Ended	Per	Ended	Per	Ended	Per	Ended	Per
	June 30,	Diluted	June 30,	Diluted	June 30,	Diluted	June 30,	Diluted
	2009	Share	2008	Share	2009	Share	2008	Share
Net loss attributable to common shareholders	$(165,890)	$(1.80)	$(33,522)	$(0.24)	$(159,063)	$(1.64)	$(34,355)	$(0.24)
Dividends on convertible preferred stock	1,043	0.01	1,564	0.01	2,085	0.02	3,128	0.02

Total	(164,847)	(1.79)	(31,958)	(0.23)	(156,978)	(1.62)	(31,227)	(0.22)
Depreciation and amortization on real estate	37,713	0.41	41,443	0.30	78,279	0.81	86,742	0.62
Net loss attributable to noncontrolling interests in operating partnership	(22,702)	(0.24)	(2,225)	(0.01)	(21,144)	(0.22)	(1,594)	(0.01)
Stock-based compensation	1,201	0.01	1,860	0.01	2,757	0.03	3,469	0.03
Amortization of loan costs	1,914	0.02	1,682	0.01	3,903	0.04	3,485	0.02
Write-off of loan costs, premiums and exit fees (1)	—	—	515	0.00	(930)	(0.01)	(1,347)	(0.01)
Amortization of unfavorable management contract liabilities	(564)	(0.01)	(564)	(0.00)	(1,129)	(0.01)	(1,129)	(0.01)
Gain on sales of properties, net of related income taxes	—	—	(6,015)	(0.04)	—	—	(6,903)	(0.05)
Impairment charge	140,327	1.52	—	0.00	140,327	1.45	—	—
Unrealized loss on derivatives	37,723	0.41	55,438	0.39	19,691	0.20	51,389	0.37
Capital improvements reserve	(10,415)	(0.11)	(14,014)	(0.10)	(20,699)	(0.21)	(26,113)	(0.19)

CAD	$20,350	$0.22	$46,162	$0.33	$44,077	$0.46	$76,772	$0.55

(1)	The amounts include write-off of debt premiums of $1,341 for the refinancing of a mortgage loan for the six months ended June 30, 2009 and $2,086 for the sale of a hotel property for the six months ended June 30, 2008.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT SUMMARY
JUNE 30, 2009
(dollars in thousands)
(Unaudited)

	Fixed-Rate	Floating-Rate	Total
	Debt	Debt	Debt
Mortgage loan secured by ten hotel properties, matures July 2015, at an interest rate of 5.22%	$160,490	$—	$160,490
Mortgage loan secured by five hotel properties, matures February 2016, at an interest rate of 5.53%	115,645	—	115,645
Mortgage loan secured by five hotel properties, matures February 2016, at an interest rate of 5.53%	95,905	—	95,905
Mortgage loan secured by five hotel properties, matures February 2016, at an interest rate of 5.53%	83,075	—	83,075
Mortgage loan secured by eight hotel properties, matures December 2014, at an interest rate of 5.75%	110,899	—	110,899
Mortgage loan secured by eight hotel properties, matures December 2015, at an interest rate of 5.70%	100,576	—	100,576
Secured credit facility, matures April 2010, at an interest rate of LIBOR plus a range of 2.75% to 3.5% depending on the loan-to-value ratio, with two one-year extension options	—	250,000	250,000
Mortgage loan secured by one hotel property, matures December 2016, at an interest rate of 5.81%	101,000	—	101,000
Mortgage loan secured by five hotel properties, matures December 2009, at an interest rate of LIBOR plus 1.72%, with two one-year extension options	—	203,400	203,400
Mortgage loan secured by five hotel properties, matures April 2017, at an interest rate of 5.95%	115,600	—	115,600
Mortgage loan secured by seven hotel properties, matures April 2017, at an interest rate of 5.95%	126,466	—	126,466
Mortgage loan secured by two hotel properties, matures April 2017, at an interest rate of 5.95%	128,408	—	128,408
Mortgage loan secured by five hotel properties, matures April 2017, at an interest rate of 5.95%	103,906	—	103,906
Mortgage loan secured by five hotel properties, matures April 2017, at an interest rate of 5.95%	158,105	—	158,105
Mortgage loan secured by three hotel properties, matures April 2017, at an interest rate of 5.95%	260,980	—	260,980
Mortgage loan secured by one hotel properties, matures April 2017, at an interest rate of 5.91%	31,150	—	31,150
Mortgage loan secured by 10 hotel properties, matures May 2010, at an interest rate of LIBOR plus 1.65%, with two one-year extension options	—	167,202	167,202
Mortgage loan secured by one hotel property, matures January 2011, at an interest rate of 8.32%	5,018	—	5,018
Mortgage loan secured by one hotel property, matures January 2023, at an interest rate of 7.78%	4,454	—	4,454
TIF loan secured by one hotel property, matures June 2018, at an interest rate of 12.85%	6,927	—	6,927
Mortgage loan secured by one hotel property, matures March 2010, at an interest rate of 5.6%	29,135 *	—	29,135
Mortgage loan secured by three hotel properties, matures April 2011, at an interest rate of 5.47%	65,644	—	65,644
Mortgage loan secured by four hotel properties, matures March 2010, at an interest rate of 5.95%	75,000	—	75,000
Mortgage loan secured by one hotel property, matures June 2011, at an interest rate of LIBOR plus 2%	—	19,740	19,740
Mortgage loan secured by two hotel properties, matures August 2011, at an interest rate of LIBOR plus 2.75%, with two one-year extension options	—	118,500	118,500
Mortgage loan secured by one hotel properties, matures March 2011, at an interest rate of LIBOR plus 3.75% with a LIBOR floor of 2.5% and two one- year extension options	—	52,500	52,500
Mortgage loan secured by one hotel property, matures March 2012, at an interest rate of LIBOR plus 4%, with two one-year extension options		60,800	60,800
Mortgage loan secured by one hotel property, matures April 2034, at an interest rate at the greater of 6% or prime plus 1%		6,980	6,980

Total debt excluding debt attributable to joint venture partners	1,878,383	879,122	2,757,505
Plus: Debt attributable to joint venture partners	6,378	39,500	45,878

Total debt	$1,884,761	$918,622	$2,803,383

Percentage	67.2%	32.8%	100.0%

Weighted average interest rate at June 30, 2009	5.81%	2.97%	4.88%

Total with the effect of interest rate swap	$84,761	$2,718,622	$2,803,383

Percentage with the effect of interest rate swap	3.0%	97.0%	100.0%

Weighted average interest rate with the effect of interest rate swap	3.47%	2.97%	3.30%

*	We have received a notice of default and acceleration of the loan and are cooperating with the lender for a deed-in-lieu or consensual foreclosure.

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ASHFORD HOSPITALITY TRUST, INC. AND SUBSIDIARIES
DEBT BY MATURITY ASSUMING EXTENSION OPTIONS NOT SUBJECT TO COVERAGE TESTS ARE EXERCISED
JUNE 30, 2009
(in thousands)
(Unaudited)

	2009	2010		2011		2012	2013	Thereafter	Total
Mortgage loan secured by Dearborn Hyatt Regency	$—	$29,135	*	$—		$—	$—	$—	$29,135
Mortgage loan secured by Rye Town Hilton and three Embassy Suites hotels in Arlington, VA; Orlando, FL; and Santa Clara, CA	—	75,000		—		—	—	—	75,000
Mortgage loan secured by Manchester Courtyard	—	—		5,018		—	—	—	5,018
Mortgage loan secured by Auburn Hills Hilton Suites, Costa Mesa Hilton and Portland Embassy Suites	—	—		65,644		—	—	—	65,644
Mortgage loan secured by El Conquistador Hilton	—	—		19,740		—	—	—	19,740
Mortgage loan secured by Anchorage Sheraton, Minneapolis Airport Hilton, San Diego Sheraton and Walnut Creek Embassy Suites	—	—		203,400		—	—	—	203,400
Secured credit facility	—	250,000	**	—		—	—	—	250,000
Mortgage loan secured by 10 hotel properties, Wachovia Floater 7	—	—		—		167,202	—	—	167,202
Mortgage loan secured by JW Marriott San Francisco	—	—		52,500	**	—	—	—	52,500
Mortgage loan secured by La Jolla Hilton and Capital Hilton	—	—		118,500	**	—	—	—	118,500
Mortgage loan secured by eight hotel properties, UBS Pool 1	—	—		—		—	—	110,899	110,899
Mortgage loan secured by eight hotel properties, UBS Pool 2	—	—		—		—	—	100,576	100,576
Mortgage loan secured by 25 hotel properties, Merrill Lynch Pool 1	—	—		—		—	—	160,490	160,490
Mortgage loan secured by Westin O’Hare	—	—		—		—	—	101,000	101,000
Mortgage loan secured by 25 hotel properties, Merrill Lynch Pool 2, 3 and 7	—	—		—		—	—	294,625	294,625
Mortgage loan secured by Arlington Marriott	—	—		—		—	—	60,800	60,800
Mortgage loan secured by five hotel properties, Wachovia pool 1	—	—		—		—	—	115,600	115,600
Mortgage loan secured by seven hotel properties, Wachovia pool 2	—	—		—		—	—	126,466	126,466
Mortgage loan secured by two hotel properties, Wachovia pool 3	—	—		—		—	—	128,408	128,408
Mortgage loan secured by five hotel properties, Wachovia pool 4	—	—		—		—	—	103,906	103,906
Mortgage loan secured by five hotel properties, Wachovia pool 5	—	—		—		—	—	158,105	158,105
Mortgage loan secured by three hotel properties, Wachovia pool 6	—	—		—		—	—	260,980	260,980
Mortgage loan secured by Philly Courtyard, Wachovia Stand-Alone	—	—		—		—	—	31,150	31,150
TIF loan secured by Philly Courtyard	—	—		—		—	—	6,927	6,927
Mortgage loan secured by Houston Hampton Inn	—	—		—		—	—	4,454	4,454
Mortgage loan secured by Jacksonville Residence Inn	—	—		—		—	—	6,980	6,980

	—	354,135		464,802		167,202	—	1,771,366	2,757,505

Debt attributable to joint venture partners	—	—		40,386		—	—	5,492	45,878

Total	$—	$354,135		$505,188		$167,202	$—	$1,776,858	$2,803,383

NOTE:	These maturities assume no event of default would occur.

*	We have received a notice of default and acceleration of the loan and are cooperating with the lender for a deed-in-lieu or consensual foreclosure.

**	Extensions available but certain coverage tests have to be met.

6 of 14

ASHFORD HOSPITALITY TRUST, INC.
KEY PERFORMANCE INDICATORS — PRO FORMA
(Unaudited)

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2009	2008	% Variance	2009	2008	% Variance
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$181,515	$229,703	-20.98%	$358,169	$444,083	-19.35%
RevPAR	$88.62	$112.18	-21.01%	$87.72	$108.43	-19.10%
Occupancy	68.25%	76.84%	-8.59%	65.29%	73.51%	-8.23%
ADR	$129.83	$145.99	-11.07%	$134.36	$147.50	-8.91%

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2009	2008	% Variance	2009	2008	% Variance
ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:
Room revenues (in thousands)	$177,056	$223,006	-20.60%	$349,753	$432,061	-19.05%
RevPAR	$89.18	$112.35	-20.62%	$88.36	$108.83	-18.81%
Occupancy	68.67%	77.11%	-8.44%	65.73%	73.89%	-8.16%
ADR	$129.87	$145.71	-10.87%	$134.44	$147.28	-8.72%
Excluded Hotels Under Renovation: Hilton Rye Town, Hilton Nassau Bay
NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

7 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT
(dollars in thousands)
(Unaudited)
     ALL HOTELS INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2009	2008	% Variance	2009	2008	% Variance
REVENUE
Rooms	$181,515	$229,703	-21.0%	$358,169	$444,083	-19.3%
Food and beverage	48,680	64,323	-24.3%	96,737	123,637	-21.8%
Other	11,488	13,664	-15.9%	23,339	26,525	-12.0%

Total hotel revenue	241,683	307,690	-21.5%	478,245	594,245	-19.5%

EXPENSES
Rooms	41,692	48,960	-14.8%	81,760	95,476	-14.4%
Food and beverage	34,072	43,791	-22.2%	68,587	85,926	-20.2%
Other direct	6,495	7,510	-13.5%	12,739	14,617	-12.8%
Indirect	69,091	78,765	-12.3%	139,020	157,986	-12.0%
Management fees, includes base and incentive fees	11,891	14,565	-18.4%	21,147	27,420	-22.9%

Total hotel operating expenses	163,241	193,591	-15.7%	323,253	381,425	-15.3%
Property taxes, insurance, and other	16,388	16,227	1.0%	31,009	30,887	0.4%

HOTEL OPERATING PROFIT (Hotel EBITDA)	62,054	97,872	-36.6%	123,983	181,933	-31.9%
Hotel EBITDA Margin	25.68%	31.80%	-6.12%	25.92%	30.61%	-4.69%

Minority interest in earnings of consolidated joint ventures	1,839	2,906	-36.7%	3,409	4,691	-27.3%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$60,215	$94,966	-36.6%	$120,574	$177,242	-32.0%

ALL HOTELS NOT UNDER RENOVATION INCLUDED IN CONTINUING OPERATIONS:

	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2009	2008	% Variance	2009	2008	% Variance
REVENUE
Rooms (1)	$177,056	$223,006	-20.6%	$349,753	$432,061	-19.1%
Food and beverage	46,314	60,874	-23.9%	92,633	117,712	-21.3%
Other	11,372	13,362	-14.9%	23,095	25,939	-11.0%

Total hotel revenue	234,742	297,242	-21.0%	465,481	575,712	-19.1%

EXPENSES
Rooms (1)	40,558	47,450	-14.5%	79,510	92,581	-14.1%
Food and beverage	32,372	41,362	-21.7%	65,248	81,201	-19.6%
Other direct	6,405	7,382	-13.2%	12,549	14,369	-12.7%
Indirect	66,571	75,741	-12.1%	133,867	152,175	-12.0%
Management fees, includes base and incentive fees	11,629	14,253	-18.4%	20,712	26,867	-22.9%

Total hotel operating expenses	157,535	186,188	-15.4%	311,886	367,193	-15.1%
Property taxes, insurance, and other	15,925	15,654	1.7%	30,031	29,543	1.7%

HOTEL OPERATING PROFIT (Hotel EBITDA)	61,282	95,400	-35.8%	123,564	178,976	-31.0%
Hotel EBITDA Margin	26.11%	32.10%	-5.99%	26.55%	31.09%	-4.54%

Minority interest in earnings of consolidated joint ventures	1,839	2,906	-36.7%	3,409	4,691	-27.3%

HOTEL OPERATING PROFIT (Hotel EBITDA), excluding minority interest in joint ventures	$59,443	$92,494	-35.7%	$120,155	$174,285	-31.1%

(1)	Excluded hotels under renovation: Hilton Rye Town, Hilton Nassau Bay
NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

8 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY REGION
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS

			Three Months Ended			Six Months Ended
	Number of	Number of	June 30,			June 30,
Region	Hotels	Rooms	2009	2008	% Change	2009	2008	% Change
Pacific (1)	21	5,205	$91.09	$122.14	-25.4%	$88.32	$116.27	-24.0%
Mountain (2)	8	1,704	70.05	103.59	-32.4%	82.81	115.42	-28.3%
West North Central (3)	3	690	72.00	91.22	-21.1%	67.53	85.33	-20.9%
West South Central (4)	10	2,086	86.07	108.80	-20.9%	89.34	108.47	-17.6%
East North Central (5)	10	2,624	64.32	90.55	-29.0%	57.17	81.62	-30.0%
East South Central (6)	2	236	82.58	99.43	-16.9%	80.61	94.67	-14.9%
Middle Atlantic (7)	9	2,481	90.79	112.85	-19.5%	84.09	102.57	-18.0%
South Atlantic (8)	38	7,728	101.49	118.30	-14.2%	102.26	115.82	-11.7%
New England (9)	2	159	72.06	93.25	-22.7%	65.94	88.39	-25.4%

Total Portfolio	103	22,913	$88.62	$112.18	-21.0%	$87.72	$108.43	-19.1%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut
NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

9 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL REVPAR BY BRAND
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS

			Three Months Ended			Six Months Ended
	Number of	Number of	June 30,			June 30,
Brand	Hotels	Rooms	2009	2008	% Change	2009	2008	% Change
Hilton	34	7,513	$93.82	$120.46	-22.1%	$94.84	$116.79	-18.8%
Hyatt	2	1,014	68.04	97.17	-30.0%	65.44	99.92	-34.5%
InterContinental	2	420	124.80	150.98	-17.3%	130.66	157.05	-16.8%
Independent	2	317	80.74	66.68	21.1%	71.71	50.82	41.1%
Marriott	57	11,714	89.21	109.18	-18.3%	88.29	106.99	-17.5%
Starwood	6	1,935	68.75	103.02	-33.3%	61.07	86.60	-29.5%

Total Portfolio	103	22,913	$88.62	$112.18	-21.0%	$87.72	$108.43	-19.1%

NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

10 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT BY REGION
(dollars in thousands)
(Unaudited)
ALL HOTELS INCLUDED IN CONTINUING OPERATIONS

			Three Months Ended					Six Months Ended
	Number of	Number of	June 30,					June 30,
Region	Hotels	Rooms	2009	% Total	2008	% Total	% Change	2009	% Total	2008	% Total	% Change
Pacific (1)	21	5,205	$13,547	21.8%	$24,577	25.1%	-44.9%	$26,440	21.3%	$44,605	24.5%	-40.7%
Mountain (2)	8	1,704	2,169	3.5%	5,987	6.1%	-63.8%	9,131	7.4%	15,986	8.8%	-42.9%
West North Central (3)	3	690	1,771	2.8%	2,614	2.7%	-32.2%	2,881	2.3%	4,551	2.5%	-36.7%
West South Central (4)	10	2,086	6,140	9.9%	8,584	8.8%	-28.5%	13,268	10.7%	17,288	9.5%	-23.3%
East North Central (5)	10	2,624	3,673	5.9%	9,800	10.0%	-62.5%	4,112	3.3%	14,708	8.1%	-72.0%
East South Central (6)	2	236	730	1.2%	924	0.9%	-21.0%	1,424	1.2%	1,753	1.0%	-18.8%
Middle Atlantic (7)	9	2,481	6,828	11.0%	10,277	10.5%	-33.6%	10,153	8.2%	15,490	8.5%	-34.5%
South Atlantic (8)	38	7,728	26,903	43.4%	34,464	35.2%	-21.9%	56,155	45.3%	66,651	36.6%	-15.7%
New England (9)	2	159	293	0.5%	645	0.7%	-54.6%	418	0.3%	901	0.5%	-53.6%

Total Portfolio	103	22,913	$62,054	100.0%	$97,872	100.0%	-36.6%	$123,982	100.0%	$181,933	100.0%	-31.9%

(1)	Includes Alaska, California, Oregon, and Washington

(2)	Includes Nevada, Arizona, New Mexico, and Utah

(3)	Includes Minnesota and Kansas

(4)	Includes Texas

(5)	Includes Ohio, Michigan, Illinois, and Indiana

(6)	Includes Kentucky and Alabama

(7)	Includes New York, New Jersey, and Pennsylvania

(8)	Includes Virginia, Florida, Georgia, Maryland, District of Columbia, and North Carolina

(9)	Includes Massachusetts and Connecticut
NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all room revenues related to this hotel are reflected, which is consistent with the Company’s other hotels.

11 of 14

ASHFORD HOSPITALITY TRUST, INC.
PRO FORMA HOTEL OPERATING PROFIT MARGIN
(Unaudited)
101 HOTELS NOT UNDER RENOVATION AND INCLUDED IN CONTINUING OPERATIONS AT JUNE 30, 2009 AS IF SUCH HOTELS WERE OWNED AS OF THE BEGINNING OF THE PERIODS PRESENTED:
HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN:

2nd Quarter 2009	26.11%
2nd Quarter 2008	32.10%

Variance	-5.99%

HOTEL OPERATING PROFIT (HOTEL EBITDA) MARGIN VARIANCE BREAKDOWN:

Rooms	-1.25%
Food & Beverage and Other Departmental	-0.12%
Administrative & General	-0.77%
Sales & Marketing	-0.35%
Hospitality	-0.06%
Repair & Maintenance	-0.56%
Energy	-0.59%
Franchise Fee	-0.15%
Management Fee	-0.02%
Incentive Management Fee	-0.13%
Insurance	-0.37%
Property Taxes	-1.11%
Other Taxes	-0.05%
Leases/Other	-0.46%

Total	-5.99%

NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

12 of 14

PRO FORMA SEASONALITY TABLE
(dollars in thousands)
(Unaudited)
ALL 103 HOTELS OWNED AND INCLUDED IN CONTINUING OPERATIONS AS OF JUNE 30, 2009:

	2009	2009	2008	2008
	2nd Quarter	1st Quarter	4th Quarter	3rd Quarter	TTM
Total Hotel Revenue	$241,684	$236,560	$292,566	$278,523	$1,049,333
Hotel EBITDA	$62,054	$61,928	$75,069	$75,373	$274,424
Hotel EBITDA Margin	25.7%	26.2%	25.7%	27.1%	26.2%

EBITDA % of Total TTM	22.6%	22.6%	27.4%	27.5%	100.0%

JV Interests in EBITDA	$1,839	$1,570	$1,732	$1,644	$6,785
NOTE:
As the Company’s Courtyard by Marriott hotel in Philadelphia, Pennsylvania, is leased to a third-party tenant on a triple-net lease basis, the Company only records rental income related to this operating lease for GAAP purposes. However, in the above pro-forma table, all operating results related to this hotel are reflected, which is consistent with the Company’s other hotels.

13 of 14

ASHFORD HOSPITALITY TRUST, INC.
Capital Expenditures Calendar
103 Core Hotels (a)
(Unaudited)

		2009
		Actual	Actual	Estimated	Estimated
	Rooms	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
Sheraton Anchorage	370	x
Marriott Legacy Center	404	x
Hilton Rye Town	446	x	x	x
Hilton Nassau Bay — Clear Lake	243	x	x	x	x
Embassy Suites Portland — Downtown	276			x	x
Residence Inn Orlando Sea World	350			x	x
Capital Hilton	408			x	x
Courtyard Edison	146			x	x
Embassy Suites Orlando Airport	174			x	x
Hilton La Jolla Torrey Pines	296				x
Marriott Bridgewater	347				x
Marriott Seattle Waterfront	358				x

(a)	Only hotels which have had or are expected to have significant capital expenditures during 2009 are included in this table.

14 of 14